united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinatti, OH 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

SIERRA TACTICAL ALL ASSET FUND

SIERRA TACTICAL CORE INCOME FUND

SIERRA TACTICAL MUNICIPAL FUND

SIERRA TACTICAL BOND FUND

Annual Report

September 30, 2020

1-866-738-4363

www.sierramutualfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.sierramutualfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Letter to Shareholders, October 2020

Dear Shareholders:

This letter covers the twelve-month period ended September 30, 2020, the fiscal year for the Sierra mutual funds.

The first four and a half months of the fiscal year marked a time of gains in most asset classes (investment categories), including the U.S. and global stock markets, emerging markets bonds, high yield corporate bonds, global stocks, preferred stocks and more. An accommodative Federal Reserve, strong economic numbers, progress on trade talks between the U.S. and China and solid profit outlooks supported an optimistic backdrop.

By late February 2020, reports of COVID-19 spreading across the U.S., subsequent shuttering of businesses here and around the globe, at the same time conflict between Russia and Saudi Arabia resulted in a crash in oil prices.

For the next four weeks, selling was indiscriminate as investors scrambled to dump risk-on assets, ranging from stocks to commodities to emerging markets debt, in fear of a massive global economic downturn.

-	Stock markets in the U.S. were halted an unprecedented three times in the first two weeks of March 2020. (Halts are put in place when prices open down at least 5% or crash 7% during the day.)

-	The S&P 500 lost over one-third of its value in just 23 trading days, from late February into March 23, 2020. Small-cap stocks, as measured by the Russell 2000, were clobbered, down over 40% from February 20 to March 18, 2020.

-	Air travel fell 95% in the early weeks of the crisis, and all industries suffered as states and cities began to shut down. Restaurants, most stores and most service businesses were shuttered across the country. Almost 30 million Americans filed for unemployment benefits.

-	In a take-no-prisoners wipe-out, the losses were global. For example, the Nikkei, representing the Japanese stock market, clocked its worst quarter since the 2008-2009 Great Recession.

-	Fear of cratering demand and saber-rattling between Saudi Arabia and Russia sent oil prices plunging to an 18-year low, as WTI crude fell 66%, from over $60 a barrel to under $21 a barrel. An index of oil company stocks fell a remarkable 59%, and the oil services stock index fell 67%.

-	In a panicked rush for safety, global investors snapped up U.S. Treasury bonds. The longer the maturity, the greater the price gains: prices for the 20+ year Treasury bonds ETF spiked up almost 18% into early March 2020, while rates on the 10-year Treasury fell from a high of 1.94% to a low of 54 basis points (0.54%), an all-time historic low.

-	Buyers of fixed-income assets disappeared, causing genuine illiquidity in bond markets from corporates to municipals, resulting in unusual sharp drops in prices, continuing for four weeks.

-	The Federal Reserve leapt into action and became a “buyer of last resort” for bonds of all types, establishing emergency intervention facilities to provide flow of credit to businesses, consumers and municipalities.

-	The Federal Reserve also removed its cap on purchasing Treasuries, essentially buying as much as needed to keep the markets flowing. This includes buying TIPs, an inflation strip of bonds, at a higher level than ever before.

In February to March 2020, the U.S. pivoted from its lowest unemployment rate in 40 years to its highest level in 90 years. Congress enacted massive fiscal stimulus, in the form of extra unemployment benefits, business loans and more. The Federal Reserve adopted an aggressive policy, some of which is detailed in the bullets above.

As we look back, we see that the Federal Reserve’s “do whatever it takes” effort to stabilize investment markets led to a multi-month recovery in most risk-on assets that ran from April to August 2020, despite the COVID-19 environment.

During the recovery, we relied, as always, on our rules based, tactical disciplines to determine entry points into various asset classes. This proved productive and led to strong net returns for the Funds from April through August 2020. During that period, our shareholders benefited most from holdings in preferred stock, municipal bond, alternative and emerging markets bond funds.

In September 2020, markets became more jittery and the U.S. stock market had a sharp fall. High Yield Corporate Bonds typically trend in the same direction as stocks, and we observed and acted on Sell signals (as each holding hit its stop) in most High Yield Corporate Bond funds as well as global equities funds. As a result, we ended the fiscal year with cash and temporary havens in all Sierra mutual funds that can hold High Yield Corporate Bonds. For instance, the Sierra Tactical All Asset Fund ended the quarter ended September 30, 2020 with 14.8% in cash and havens while the Sierra Tactical Core Income Fund held 13.5%. As a reminder, we never “allocate” to cash, but we hold cash temporarily when we have Sell signals until the next Buy signals or a decision to reallocate the Fund’s assets.

Regardless of the noise, explanations or numerous forecasts, we continued to abide by our long-proven processes, including broad diversification in our Tactical All Asset and Tactical Core Bond Funds, and our quantitative, rules-based defensive disciplines. Let us also note that our Portfolio Management team was able to quickly and seamlessly convert to working remotely, and has encountered no problems in doing so over the past eight months.

Sierra Tactical All Asset Fund

The Sierra Tactical All Asset Fund has been in existence for nearly 13 years, a period that includes the unprecedented 2008-2009 global financial crisis as well as the current global pandemic crisis and the accompanying deep global recession. The investment crashes that occurred in 2008-2009 and in early 2020 constitute especially important periods of time for this Fund, as they demonstrated our ability to cut off “left-tail” risk (avoiding severe drawdowns), while thereafter participating in the “trampoline effect” that characterized the final nine months of 2009 and in mid-2020.

Specifically as to the fiscal year ended September 2020, the S&P 500 plummeted -33.8% in the five weeks from mid-February to mid-March 2020 while the Tactical All Asset Fund declined just -5.6%.

Long-term performance continues to be a focus of our Portfolio Management team. We are pleased to report the strong performance that the Sierra Tactical All Asset Instl Shares since inception on December 24, 2007 to September 30, 2020, a cumulative return of +81.04% or +4.76% annualized. This performance is stronger than the average of the funds in Morningstar’s Tactical Allocation category, the Fund’s benchmark, which earned an average annualized return of only +2.72% over the same period.

For the twelve-month period ended September 30, 2020, the Sierra Tactical All Asset Fund Instl Shares returned +2.69%, while the benchmark rose +3.18%.

Preferred stock, emerging markets debt, alternative strategies, High Yield Corporate Bonds and global bonds were all notable contributors. Sticking to our long-proven buy and sell rules served our investors especially well during the reversal to a sharply negative investment environment in early 2020 and acting with discipline on Buy signals contributed in the latter part of the period under discussion.

The performance data quoted here represent past performance for the Instl Shares (symbol SIRRX), and are net of the total annual operating expenses of the Instl Shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Fund’s net annual operating expenses, including expenses of the underlying funds, are 2.40% for Class A and Investor shares, 2.55% for Class A1 and I1 shares, 3.15% for Class C shares and 2.15% for Instl Shares. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

Sierra Tactical Core Income Fund

From inception on December 27, 2011 to September 30, 2020, the Sierra Tactical Core Income Fund Instl Shares achieved a cumulative performance of +42.91%. The annualized return of +4.16% outpaced the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which delivered an average annualized return of +3.49% over the same period. This outperformance is attributable to our proprietary Buy and Sell disciplines that we apply to a broad range of income-oriented asset classes, including all categories of bond/income funds, preferred stock funds, REIT funds and Master Limited Partnership funds.

For the twelve-month period ended September 30, 2020, the Tactical Core Income Fund Institutional Shares lagged the benchmark, earning +2.90% versus +6.98% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s underperformance was due to the broad spectrum of fixed-income vehicles that the Fund held that are not included in the benchmark. Specifically, during much of the fiscal year, High Yield Corporate Bond, preferred stock, municipal bond and emerging markets bond funds were held in the Tactical Core Income Fund. These asset classes are not in the benchmark. During the period, these other asset classes lagged the benchmark, which hurt the Fund’s relative performance.

Many asset classes declined enough to trigger Sell signals in February and March 2020, protecting shareholders from further declines in those holdings. Buy signals in April 2020 in preferred stock, municipal bond, emerging markets bond and high yield corporate bond funds were productive for the Fund.

The performance data quoted here represent past performance for the Instl Shares (symbol SSIRX), and are net of the total annual operating expenses of the Instl Shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Fund’s net annual operating expenses, including expenses of the underlying funds, are 2.01% for Class A and Investor Shares, 2.61% for Class C shares, and 1.62% for Instl Shares. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

Sierra Tactical Municipal Fund

On December 27, 2018, Sierra launched the Sierra Tactical Municipal Fund. From inception to September 30, 2020, the Fund’s Instl Shares achieved an annualized return of +4.43% (cumulative gain of +7.92%), lagging its benchmark, the Bloomberg Barclays Municipal Bond Index, which rose +6.22% (cumulative gain of +11.19%) over the same time period. The underperformance over the relatively short period of time was due to the exceptionally sharp price declines in high yield municipal bond funds held by the Fund during the volatile March 2020 time period. This part of the municipal bond market is not captured in the benchmark, and its price declines resulted in this short-term underperformance.

For the twelve-month period ended September 30, 2020, the Tactical Municipal Fund Instl Shares rose +0.71%, lagging the benchmark, which earned +4.09%. As discussed in the prior paragraph, this underperformance was due to the exposure to high yield municipal bond funds in March 2020.

The performance data quoted here represent past performance for the Instl Shares (symbol STMEX), and are net of the total annual operating expenses of the Instl Shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Fund’s net annual operating expenses, including expenses of the underlying funds, are 1.82% for Class A shares, 2.57% for Class C shares, 1.57% for Instl Shares, 1.51% for Special shares and 1.97% for Investor Shares. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

Sierra Tactical Bond Fund

The Tactical Bond Fund was launched on October 1, 2019 and was immediately fully invested into High Yield Corporate Bond funds. Sell signals in High Yield Corporate Bond funds began in January 2020, with the proceeds invested into a long-term Treasury bond fund, per the discipline of this strategy. Sell signals in High Yield Corporate Bond funds continued and by the end of March 2020, the Tactical Bond Fund was completely invested in the long-term Treasury bond fund. From April 2020 to the end of the period under discussion, the Fund followed its strict Buy and Sell discipline rules for High Yield Corporate Bond and Treasury bond funds, and was invested in different combinations of those, as a result of unusually high volatility in the High Yield Corporate Bond Asset class.

From inception on October 1, 2019 to September 30, 2020 (almost a full year), the Sierra Tactical Bond Fund Instl Shares achieved a cumulative performance of +14.78%. The Fund’s performance far outpaced that of its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned +6.81%, and its secondary benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index, which rose +2.37%.

The sharp outperformance of the Fund shows the strength of the strategy, which holds High Yield Corporate Bond funds whenever they are in an uptrend. These holdings were productive until turning down enough to hit our Sell signals in late January. The long-term Treasury bond fund holding was notably productive during final part of the first quarter of 2020. Since that period, both the High Yield Corporate Bond and Treasury bond fund have been productive.

The performance data quoted here represent past performance for the Instl Shares (symbol STMEX), and are net of the total annual operating expenses of the Instl Shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Fund’s net annual operating expenses, including expenses of the underlying funds, are 2.09% for Class A shares, 2.84% for Class C shares, 1.84% for Instl Shares, 2.24% for Investor Shares. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

For more detailed Commentary see the “News and Media” link on our website, www.sierramutualfunds.com.

We at Sierra appreciate your confidence in our Portfolio Management team.

Sincerely,

David C. Wright, JD

Kenneth L. Sleeper, MBA, PhD

Terri Spath, MBA, CFA, CFP®

Portfolio Managers

Cumulative performance from inception is the total increase in value of an investment in the Instl Shares assuming reinvestment of dividends and capital gains.

The Morningstar Tactical Allocation category is comprised of portfolios that seek to provide both capital appreciation and income by shifting exposure across stocks, bonds and cash.

Bloomberg Barclays U.S. Aggregate Bond Index, formerly called the Lehman Aggregate Bond Index, is a broad-based index maintained by Barclays Capital that is often used to represent investment-grade bonds traded in the United States.

The S&P 500 Index®, a registered trademark of McGraw-Hill Co., Inc., is a market-capitalization-weighted index of 500 widely-held common stocks.

The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market.

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Investors cannot directly invest in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

7437-NLD-11/19/2020

SIERRA TACTICAL ALL ASSET FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmarks:

					Annualized	Annualized	Annualized
		Annualized	Annualized	Annualized	Inception**-	Inception***-	Inception****-
	One Year	Three Year	Five Year	Ten Year	September 30, 2020	September 30, 2020	September 30, 2020
Sierra Tactical All Asset Fund – Class A	2.41%	1.88%	2.97%	2.55%	4.53%	—	—
Sierra Tactical All Asset Fund – Class A with load	(3.48%)	(0.12%)	1.76%	1.94%	4.04%	—	—
Sierra Tactical All Asset Fund – Class C	1.66%	1.12%	2.21%	1.79%	—	2.22%	—
Sierra Tactical All Asset Fund – Investor Class	2.33%	1.85%	2.96%	2.55%	4.51%	—	—
Sierra Tactical All Asset Fund – Instl Class	2.69%	2.14%	3.23%	2.80%	4.76%	—	—
Sierra Tactical All Asset Fund – Class A1	2.26%	1.74%	2.82%	—	—	—	2.29%
Sierra Tactical All Asset Fund – Class A1 with load	(3.60%)	(0.25%)	1.61%	—	—	—	1.56%
Sierra Tactical All Asset Fund – Class I1	2.31%	1.73%	2.83%	—	—	—	2.30%
Morningstar Tactical Allocation Category Average	3.18%	2.72%	4.53%	3.89%	2.72%	4.56%	4.19%
Morningstar Allocation 15%-30% Equity Category Average	3.47%	3.26%	4.17%	3.86%	3.50%	4.25%	3.74%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A and Class A1 maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on September 30, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 2.40% for Class A, 2.40% for Investor Class, 2.15% for Instl Class, 3.15% for Class C shares, 2.55% for Class A1 and Class I1 shares per the January 28, 2020 prospectus. Class A and Class A1 are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	Inception date is December 24, 2007 for Class A, Investor and Institutional Class shares.

***	Inception date is February 5, 2010 for Class C shares.

****	Inception date is June 7, 2012 for Class A1 and Class I1 shares.

The Morningstar Tactical Allocation Category Average is comprised of mutual funds that seek to provide both capital appreciation and income by shifting exposure across stocks, bonds and cash.

The Morningstar Allocation 15%-30% Equity Category Average is the average performance, published by Morningstar, of mutual funds that Morningstar categorizes in its Conservative Allocation group, as published by Morningstar at the end of each calendar quarter, and thus the original reports include funds that have subsequently merged, changed categories or liquidated. These portfolios are dominated by domestic holdings and have equity exposures between 15% and 30%.

SIERRA TACTICAL ALL ASSET FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2020

Comparison of the Change in Value of a $100,000 Investment

The Fund’s asset classes as of September 30, 2020, are as follows:

Asset Class	% of Net Assets
Mutual Funds
Fixed Income	75.7%
Alternative	12.0%
Equity	0.0	% ^
Exchange Traded Fund
Fixed Income	4.3%
Short-Term Investment
Money Market Fund	10.0%
Liabilities in Excess of Other Assets	(2.0)%
	100.0%

^ Represents amount less than 0.05%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

SIERRA TACTICAL CORE INCOME FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmark:

				Annualized
		Annualized	Annualized	Inception**-
	One Year	Three Year	Five Year	September 30, 2020
Sierra Tactical Core Income Fund – Class A	2.48%	2.72%	3.74%	3.81%
Sierra Tactical Core Income Fund – Class A with load	(3.40%)	0.71%	2.52%	3.11%
Sierra Tactical Core Income Fund – Class C	1.90%	2.11%	3.12%	3.18%
Sierra Tactical Core Income Fund – Investor Class	2.53%	2.73%	3.74%	3.83%
Sierra Tactical Core Income Fund – Instl Class	2.90%	3.13%	4.12%	4.16%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	5.24%	4.18%	3.49%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s returns would have been lower had the adviser not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual operating expenses before waiver are 2.02% for Class A and Investor Class, 1.62% for Instl Class and 2.62% for Class C shares per the January 28, 2020 prospectus. The Fund’s total annual operating expenses after waiver are 2.01% for Class A and Investor Class, 1.62% for Instl Class and 2.61% for Class C shares per the January 28, 2020 prospectus. Class A shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	The Fund’s inception date is December 27, 2011.

The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion, representing 43% of the total U. S. bond market. The index does not take into account charges, fees and other expenses, and investors cannot invest directly in an index.

SIERRA TACTICAL CORE INCOME FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2020

Comparison of the Change in Value of a $100,000 Investment

The Fund’s asset classes as of September 30, 2020, are as follows:

Asset Class	% of Net Assets
Mutual Funds
Fixed Income	84.1%
Alternative	2.0%
Exchange Traded Fund
Fixed Income	4.0%
Short-Term Investment
Money Market Fund	9.8%
Other, Cash & Cash Equivalents	0.1%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

SIERRA TACTICAL MUNICIPAL FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmark:

		Annualized	Annualized
		Inception**-	Inception***-
	One Year	September 30, 2020	September 30, 2020
Sierra Tactical Municipal Fund – Class A	0.46%	4.31%	—
Sierra Tactical Municipal Fund – Class A with load	(5.31%)	0.85%	—
Sierra Tactical Municipal Fund – Class C	(0.21%)	—	(0.59%)
Sierra Tactical Municipal Fund – Investor Class	0.30%	4.02%	—
Sierra Tactical Municipal Fund – Instl Class	0.71%	4.43%	—
Sierra Tactical Municipal Fund – Special Shares	0.81%	4.59%	—
Bloomberg Barclays Municipal Bond Index	4.09%	6.22%	3.53%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on September 30, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s returns would have been lower had the adviser not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual operating expenses before waiver are 2.06% for Class A shares, 2.81% for Class C shares, 2.21% for Investor Class, 1.81% for Instl Class and 1.75% for Special Class shares per the January 28, 2020 prospectus. After fee waivers and reimbursements, the Fund’s total annual operating expenses are 1.82% for Class A shares, 2.57% for Class C shares, 1.97% for Investor Class, 1.57% for Instl Class and 1.51% for Special Class shares per the January 28, 2020 prospectus. Class A shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	The Sierra Tactical Municipal Fund Class A, Investor, Institutional and Special Class shares inception date is December 27, 2018.

***	The Sierra Tactical Municipal Fund Class C inception date is September 10, 2019.

The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. The index does not take into account charges, fees and other expenses, and investors cannot invest directly in an index.

SIERRA TACTICAL MUNICIPAL FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2020

Comparison of the Change in Value of a $10,000 Investment

The Fund’s asset classes as of September 30, 2020, are as follows:

Asset Class	% of Net Assets
Mutual Funds
Fixed Income	99.8%
Short-Term Investments
Money Market Funds	0.1%
Other, Cash & Cash Equivalents	0.1%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

SIERRA TACTICAL BOND FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the period ended September 30, 2020, compared to its benchmark:

Inception**-
September 30, 2020
Sierra Tactical Bond Fund – Class A	14.50%
Sierra Tactical Bond Fund – Class A with load	7.89%
Sierra Tactical Bond Fund – Class C	13.97%
Sierra Tactical Bond Fund – Investor Class	14.36%
Sierra Tactical Bond Fund – Instl Class	14.78%
Bloomberg Barclays U.S. Aggregate Bond Index	6.81%
ICE Bank of America Merrill Lynch U.S. High Yield Master II Index	2.37%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses before waiver are 2.50% for Class A shares, 3.25% for Class C shares, 2.65% for Investor Class, and 2.25% for Instl Class shares per the January 28, 2020 prospectus. After fee waivers and reimbursements, the Fund’s total annual operating expenses are 2.09% for Class A shares, 2.84% for Class C shares, 2.24% for Investor Class, and 1.84% for Instl Class shares per the January 28, 2020 prospectus. Class A shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND)

**	The Sierra Tactical Bond Fund Class A, Class C, Investor, and Institutional Class shares inception date is October 1, 2019.

The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion, representing 43% of the total U. S. bond market. The index does not take into account charges, fees and other expenses, and investors cannot invest directly in an index.

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe. The index does not take into account charges, fees and other expenses, and investors cannot invest directly in an index.

SIERRA TACTICAL BOND FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2020

Comparison of the Change in Value of a $10,000 Investment

The Fund’s asset classes as of September 30, 2020, are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds
Fixed Income	35.4%
Mutual Funds
Fixed Income	12.1%
Short-Term Investment
Money Market Fund	85.2%
Liabilities in Excess of Other Assets	(32.7)%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Sierra Tactical All Asset Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

Shares		Value
	EXCHANGE TRADED FUND - 4.3%
	FIXED INCOME - 4.3%
254,200	iShares Core U.S. Aggregate Bond ETF	$30,010,852
	TOTAL EXCHANGE TRADED FUND (Cost $29,242,787)

	MUTUAL FUNDS - 87.7%
	ALTERNATIVE - 12.0%
1	361 Managed Futures Fund - Class I	10
1,836,106	AQR Diversified Arbitrage Fund - R6	18,856,804
1,219,906	JPMorgan Hedged Equity Fund - Class I	27,911,458
894,309	The Arbitrage Fund - Institutional Class	12,234,146
1,400,792	The Merger Fund - Investor Class	24,443,812
		83,446,230
	EQUITY - 0.0%
1	Virtus KAR Small-Cap Core Fund - Class I	46
1	Virtus KAR Small-Cap Growth Fund - Class I	51
		97
	FIXED INCOME - 75.7%
788,557	Cohen & Steers Low Duration Preferred and Income Fund, Inc. - Class I	7,830,375
2,470,199	Cohen & Steers Preferred Securities and Income Fund, Inc. - Class I	34,187,559
721,081	Deer Park Total Return Credit Fund - Class I	7,484,820
289,164	Doubleline Income Fund - Class I	2,556,208
2,363,758	DoubleLine Low Duration Bond Fund - Class I	23,495,756
444,793	DoubleLine Total Return Bond Fund - Class I	4,777,075
3,938,659	Franklin California Tax-Free Income Fund - Advisor Class	30,248,902
1,351,020	Goldman Sachs High Yield Municipal Fund - Institutional Class	13,564,242
1,781,137	Goldman Sachs Investment Grade Credit Fund - Institutional Class	17,829,181
291,161	Guggenheim Floating Rate Strategies Fund - Institutional Class	7,014,077
2,720,386	Invesco Oppenheimer Rochester AMT-Free Municipal Fund - Class Y	20,865,361
4,029,306	Invesco Oppenheimer Rochester High Yield Municipal Fund - Class Y	30,985,360
502,481	Invesco Oppenheimer Total Return Bond Fund - Class Y	3,542,492
2,702,019	JPMorgan Intermediate Tax Free Bond Fund - Class I	30,208,570
3,239,434	MFS Emerging Markets Debt Fund - Class I	47,263,346
994,129	Nuveen High Yield Municipal Bond Fund - Class I	16,780,896
2,074,125	Nuveen Preferred Securities Fund - Class I	34,720,852
1,090,525	PIMCO Emerging Markets Full Spectrum Bond Fund - Institutional Class	7,775,440
3,021,464	PIMCO International Bond Fund U.S. Dollar-Hedged - Institutional Class	33,175,671
150,703	PIMCO International Bond Fund Unhedged - Class Y	1,505,525
95,298	PIMCO Investment Grade Credit Bond Fund - Institutional Class	1,054,949

See accompanying notes to financial statements.

Sierra Tactical All Asset Fund
PORTFOLIO OF INVESTMENTS(Continued)
September 30, 2020

Shares		Value
	FIXED INCOME (continued) - 75.7%
1,236,829	PIMCO Preferred and Capital Security Fund - Institutional Class	$13,135,127
3,769,092	PIMCO Total Return Fund - Institutional Class	41,196,174
3,366,850	Principal Spectrum Preferred and Capital Income Fund - Institutional Class	34,173,527
2,327,022	Putnam Ultra Short Duration Income Fund - Class Y	23,502,925
725,662	RiverPark Floating Rate CMBS Fund - Institutional Class	6,545,475
801,982	Victory Floating Rate Fund - Class Y	7,249,920
1,970,168	Western Asset Corporate Bond Fund - Class I	26,360,852
		529,030,657
	TOTAL MUTUAL FUNDS (Cost $595,211,139)	612,476,984

	SHORT-TERM INVESTMENT - 10.0%
	MONEY MARKET FUND - 10.0%
70,142,105	Goldman Sachs Financial Square Government Fund Institutional Class to Yield 0.00% *^ (Cost $70,142,105)	70,142,105

	TOTAL INVESTMENTS - 102.0% (Cost $694,596,031)	$712,629,941
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0)%	(14,161,190)
	NET ASSETS - 100.0%	$698,468,751

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.

^	Yield on money market fund is less than 0.00%

See accompanying notes to financial statements.

Sierra Tactical Core Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

Shares		Value
	EXCHANGE TRADED FUND - 4.0%
	FIXED INCOME - 4.0%
551,200	iShares Core U.S. Aggregate Bond ETF	$65,074,672
	TOTAL EXCHANGE TRADED FUND (Cost $63,409,221)

	MUTUAL FUNDS - 86.1%
	ALTERNATIVE - 2.0%
3,545,490	DoubleLine Flexible Income Fund	33,185,786

	FIXED INCOME - 84.1%
6,270,152	Angel Oak Multi-Strategy Income Fund - Institutional Class	64,080,953
8,337	Ashmore Emerging Markets Short Duration Fund - Institutional Class	62,364
13,703	Ashmore Emerging Markets Total Return Fund - Institutional Class	94,827
118,444	BNY Mellon Yield Enhancement Strategy Fund - Class Y	1,434,358
11,618,600	Cohen & Steers Preferred Securities and Income Fund, Inc. - Class I	160,801,429
2,587,692	Deer Park Total Return Credit Fund - Class I	26,860,238
1,609,989	DoubleLine Infrastructure Income Fund - Class I	16,872,683
2,894,871	DoubleLine Low Duration Bond Fund - Class I	28,775,020
599,701	DoubleLine Total Return Bond Fund - Class I	6,440,791
2,674,776	Goldman Sachs High Yield Floating Rate Fund - Institutional Class	24,072,987
601,747	Guggenheim Floating Rate Strategies Fund - Institutional Class	14,496,090
8,527,528	Invesco Corporate Bond Fund - Class Y	67,111,646
2,014,971	Invesco Oppenheimer Rochester AMT-Free Municipal Fund - Class Y	15,454,824
10,159,468	Invesco Oppenheimer Rochester High Yield Municipal Fund - Class Y	78,126,312
3,934,867	Invesco Oppenheimer Total Return Bond Fund - Class Y	27,740,813
6,534,296	JPMorgan Intermediate Tax Free Bond Fund - Class I	73,053,431
9,546,105	MFS Emerging Markets Debt Fund - Class I	139,277,665
4,497,846	Morgan Stanley Global Fixed Income Opportunities Fund - Class I	25,907,595
4,398,235	Nuveen Preferred Securities Fund - Class I	73,626,457
1,776,445	Osterweis Strategic Income Fund - Investor Class	19,398,780
1,432,306	Payden Emerging Markets Bond Fund - Investor Class	18,705,856
488,024	PIMCO Income Fund - Institutional Class	5,714,763
10,432,658	PIMCO International Bond Fund U.S. Dollar-Hedged - Institutional Class	114,550,580
678,052	PIMCO International Bond Fund Unhedged - Institutional Class	6,773,739
3,238,680	PIMCO Investment Grade Credit Bond Fund - Institutional Class	35,852,184
643,429	PIMCO Long-Term Real Return Fund - Institutional Class	6,910,423
9,325,547	PIMCO Total Return Fund - Institutional Class	101,928,225
13,639,011	Principal Spectrum Preferred and Capital Income Fund - Institutional Class	138,435,960
2,849,881	Putnam Ultra Short Duration Income Fund - Class Y	28,783,800
914,142	Victory Floating Rate Fund - Class Y	8,263,845
4,099,978	Western Asset Macro Opportunities Fund - Class I	45,673,751
		1,375,282,389

	TOTAL MUTUAL FUNDS (Cost $1,369,182,971)	1,408,468,175

See accompanying notes to financial statements.

Sierra Tactical Core Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Value
	SHORT-TERM INVESTMENT - 9.8%
	MONEY MARKET FUND - 9.8%
160,773,430	Goldman Sachs Financial Square Government Fund - Institutional Class to Yield 0.00% *^ (Cost $160,773,430)	$160,773,430

	TOTAL INVESTMENTS - 99.9% (Cost $1,593,365,622)	$1,634,316,277
	OTHER ASSETS LESS LIABILITIES - 0.1%	1,204,280
	NET ASSETS - 100%	$1,635,520,557

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.

^	Yield on money market fund is less than 0.00%

See accompanying notes to financial statements.

Sierra Tactical Municipal Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

Shares		Value
	MUTUAL FUNDS - 99.8%
	FIXED INCOME - 99.8%
821,919	AMG GW&K Municipal Enhanced Yield Fund - Class N	$8,572,610
4,344,575	BlackRock High Yield Municipal Fund - Institutional Class	42,185,821
674,514	BNY Mellon High Yield Municipal Bond Fund - Class I	8,316,759
986,190	Goldman Sachs High Yield Municipal Fund - Institutional Class	9,901,352
310,362	Hartford Schroders Tax-Aware Bond Fund - Class I	3,559,854
2,537,873	Invesco Oppenheimer Rochester AMT-Free Municipal Fund - Class Y	19,465,489
2,142,669	Invesco Oppenheimer Rochester High Yield Municipal Fund - Class Y	16,477,128
11,066	JPMorgan High Yield Municipal Fund - Class I	123,721
2,553,452	JPMorgan Intermediate Tax Free Bond Fund - Class I	28,547,597
3,848,454	Nuveen High Yield Municipal Bond Fund - Class I	64,961,905
		202,112,236

	TOTAL MUTUAL FUNDS (Cost $193,965,308)	202,112,236

	SHORT-TERM INVESTMENTS - 0.1%
	MONEY MARKET FUNDS - 0.1%
24	Blackrock Liquidity Funds Municash Portfolio Government Fund - Institutional Class to Yield 0.01% *	24
148,699	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class to Yield 0.00% *^	148,699

	TOTAL SHORT-TERM INVESTMENTS (Cost $148,723)	148,723

	TOTAL INVESTMENTS - 99.9% (Cost $194,114,031)	$202,260,959
	OTHER ASSETS LESS LIABILITIES - 0.1%	167,649
	NET ASSETS - 100.0%	$202,428,608

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.

^	Yield on money market fund is less than 0.00%

See accompanying notes to financial statements.

Sierra Tactical Bond Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 35.4%
	FIXED INCOME - 35.4%
2,000,000	iShares 20+ Year Treasury Bond ETF	$326,520,000
260,700	iShares iBoxx High Yield Corporate Bond ETF	21,872,730
210,075	SPDR Bloomberg Barclays High Yield Bond ETF	21,904,520
	TOTAL EXCHANGE TRADED FUNDS (Cost $373,016,905)	370,297,250

	MUTUAL FUNDS - 12.1%
	FIXED INCOME - 12.1%
577,450	Barings Global Credit Income Opportunities Fund - Class Y	4,815,935
631,698	Frost Credit Fund - Institutional Class	6,064,304
615,363	Morgan Stanley Institutional Fund Trust - High Yield Portfolio - Class I	5,655,183
9,578,797	Osterweis Strategic Income Fund - Investor Class	104,600,468
665,810	RiverPark Strategic Income Fund - Institutional Class	5,725,967
	TOTAL MUTUAL FUNDS (Cost $126,232,502)	126,861,857

	SHORT-TERM INVESTMENT - 85.2%
	MONEY MARKET FUND - 85.2%
891,730,695	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class to Yield 0.00% *^ (Cost $891,730,695)	891,730,695

	TOTAL INVESTMENTS - 132.7% (Cost $1,390,980,102)	$1,388,889,802
	LIABILITIES IN EXCESS OF OTHER ASSETS - (32.7)%	(342,177,537)
	NET ASSETS - 100.0%	$1,046,712,265

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.

^	Yield on money market fund is less than 0.00%

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2020

	Sierra Tactical All	Sierra Tactical Core	Sierra Tactical	Sierra Tactical
	Asset Fund	Income Fund	Municipal Fund	Bond Fund
ASSETS
Investment securities:
At cost	$694,596,031	$1,593,365,622	$194,114,031	$1,390,980,102
At value	$712,629,941	$1,634,316,277	$202,260,959	$1,388,889,802
Receivable for Fund shares sold	1,556,868	3,450,027	469,274	4,845,583
Dividends and interest receivable	303,091	373,779	2,389	2,252,184
Prepaid expenses and other assets	74,377	112,450	57,862	86,269
TOTAL ASSETS	714,564,277	1,638,252,533	202,790,484	1,396,073,838

LIABILITIES
Payable for investments purchased	14,350,569	—	123,721	347,221,750
Payable for Fund shares repurchased	833,963	1,258,393	100,030	1,098,133
Investment advisory fees payable	678,788	1,012,225	80,805	867,948
Distribution (12b-1) fees payable	51,895	166,793	1,482	5,998
Payable to related parties	35,385	97,872	9,564	34,230
Accrued expenses and other liabilities	144,926	196,693	46,274	133,514
TOTAL LIABILITIES	16,095,526	2,731,976	361,876	349,361,573
NET ASSETS	$698,468,751	$1,635,520,557	$202,428,608	$1,046,712,265

Net Assets Consist Of:
Paid in capital	$687,147,165	$1,612,356,501	$201,194,740	$991,359,332
Distributable Earnings	11,321,586	23,164,056	1,233,868	55,352,933
NET ASSETS	$698,468,751	$1,635,520,557	$202,428,608	$1,046,712,265

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2020

	Sierra Tactical All		Sierra Tactical Core	Sierra Tactical	Sierra Tactical
	Asset Fund		Income Fund	Municipal Fund	Bond Fund
Net Asset Value Per Share:
Class A:
Net Assets	$31,879,927		$69,753,398	$2,658,816	$4,720,835
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,369,674		3,243,895	102,557	169,604
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$23.28		$21.50	$25.93	$27.83
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$24.70		$22.81	$27.51	$29.53

Class C:
Net Assets	$48,431,625		$142,722,285	$386,266	$2,517,374
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,066,211		6,655,837	14,973	90,514
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.44		$21.44	$25.80	$27.81

Investor Class:
Net Assets	$16,478,734		$77,540,496	$2,465,462	$11,593,822
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	709,583		3,600,000	95,126	416,405
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.22		$21.54	$25.92	$27.84

Instl Class:
Net Assets	$595,260,151		$1,345,504,378	$196,578,657	$1,027,880,234
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	25,796,677		62,862,940	7,605,907	36,905,195
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.08	(b)	$21.40	$25.85	$27.85

Special Shares:
Net Assets				$339,407
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)				13,115
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share				$25.88

Class A1:
Net Assets	$3,246,393
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	138,005
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$23.52
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$24.95

Class I1:
Net Assets	$3,171,921
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	135,390
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.43

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge on redemptions within 18 months of purchase.

(b)	The Net Asset Value (“NAV”) and offering price shown above differs from the traded NAV on September 30, 2020 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF OPERATIONS
For the Year and Period Ended September 30, 2020

	Sierra Tactical All	Sierra Tactical Core	Sierra Tactical	Sierra Tactical
	Asset Fund	Income Fund	Municipal Fund	Bond Fund *
INVESTMENT INCOME
Dividends	$18,762,784	$54,581,598	$5,750,912	$24,270,555
Interest	279,823	680,309	158,396	328,022
TOTAL INVESTMENT INCOME	19,042,607	55,261,907	5,909,308	24,598,577

EXPENSES
Investment advisory fees	7,587,897	10,949,111	1,284,466	5,963,889
Distribution (12b-1) fees:
Class A	82,507	267,747	5,624	1,632
Class C	498,576	1,403,450	2,650	6,290
Investor Class	38,305	297,744	2,357	19,489
Class A1	13,465	—	—	—
Class I1	13,311	—	—	—
Third party administrative servicing fee	439,125	1,099,123	139,927	368,936
Administrative services fees	308,690	776,148	103,649	283,905
Registration fees	150,751	159,101	124,174	191,483
Accounting services fees	76,639	200,704	23,243	74,826
Transfer agent fees	66,459	364,098	20,317	37,343
Custodian fees	66,269	144,165	28,553	52,237
Printing and postage expenses	56,105	136,143	57,393	73,200
Professional fees	33,661	34,659	38,232	37,720
Compliance officer fees	20,324	36,785	22,351	13,679
Insurance expense	12,700	25,499	2,500	2,490
Trustees fees and expenses	12,102	12,825	12,918	12,858
Other expenses	5,383	20,316	20,268	4,280
TOTAL EXPENSES	9,482,269	15,927,618	1,888,622	7,144,257

Less: Fees waived by the Adviser	—	(11,999)	(197,596)	—

NET EXPENSES	9,482,269	15,915,619	1,691,026	7,144,257
NET INVESTMENT INCOME	9,560,338	39,346,288	4,218,282	17,454,320

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(5,317,177)	(18,311,214)	(7,048,857)	57,408,295
Distributions of capital gains from underlying investment companies	150,851	569,383	123,253	—
	(5,166,326)	(17,741,831)	(6,925,604)	57,408,295

Net change in unrealized appreciation (depreciation) of investments	12,558,163	18,501,465	4,126,362	(2,090,300)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	7,391,837	759,634	(2,799,242)	55,317,995

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,952,175	$40,105,922	$1,419,040	$72,772,315

*	Sierra Tactical Bond Fund commenced operations on October 1, 2019

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
FROM OPERATIONS
Net investment income	$9,560,338	$11,067,459
Net realized gain (loss) from security transactions	(5,317,177)	873,623
Distributions of capital gains from underlying investment companies	150,851	7,892
Net change in unrealized appreciation of investments	12,558,163	3,531,677
Net increase in net assets resulting from operations	16,952,175	15,480,651

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(4,459)	—
Class C	(6,741)	—
Class I	(2,310)	—
Class R	(83,636)	—
Class AI	(450)	—
Class I1	(441)	—
Total other distributions paid:
Class A	(551,010)	(629,565)
Class C	(527,445)	(588,265)
Investor Class	(254,336)	(310,941)
Instl Class	(9,688,257)	(9,748,534)
Class A1	(50,851)	(54,271)
Class I1	(50,621)	(84,411)
Net decrease in net assets resulting from distributions to shareholders	(11,220,557)	(11,415,987)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,894,407	6,136,808
Class C	6,617,361	5,303,022
Investor Class	3,731,354	2,570,956
Instl Class	316,948,874	196,747,504
Class A1	332,833	1,363,567
Class I1	688,061	1,425,983
Net asset value of shares issued in reinvestment of distributions:
Class A	539,786	611,364
Class C	515,428	567,656
Investor Class	231,527	277,134
Instl Class	9,667,249	9,630,638
Class A1	40,606	44,021
Class I1	43,385	69,748
Payments for shares redeemed:
Class A	(7,390,144)	(9,253,193)
Class C	(11,617,390)	(15,396,853)
Investor Class	(3,028,108)	(7,257,899)
Instl Class	(223,298,720)	(165,432,251)
Class A1	(656,073)	(1,689,898)
Class I1	(1,522,574)	(3,486,301)
Net increase in net assets resulting from shares of beneficial interest	95,737,862	22,232,006

TOTAL INCREASE IN NET ASSETS	101,469,480	26,296,670

NET ASSETS
Beginning of Year	596,999,271	570,702,601
End of Year	$698,468,751	$596,999,271

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
SHARE ACTIVITY
Class A:
Shares Sold	167,460	269,671
Shares Reinvested	23,295	26,851
Shares Redeemed	(317,913)	(409,652)
Net decrease in shares of beneficial interest outstanding	(127,158)	(113,130)

Class C:
Shares Sold	284,450	230,775
Shares Reinvested	21,997	24,730
Shares Redeemed	(499,525)	(674,120)
Net decrease in shares of beneficial interest outstanding	(193,078)	(418,615)

Investor Class:
Shares Sold	162,795	114,077
Shares Reinvested	10,014	12,201
Shares Redeemed	(131,542)	(320,376)
Net increase (decrease) in shares of beneficial interest outstanding	41,267	(194,098)

Instl Class:
Shares Sold	13,888,157	8,720,414
Shares Reinvested	421,331	426,526
Shares Redeemed	(9,759,654)	(7,341,854)
Net increase in shares of beneficial interest outstanding	4,549,834	1,805,086

Class A1
Shares Sold	14,332	59,006
Shares Reinvested	1,732	1,917
Shares Redeemed	(28,199)	(74,804)
Net decrease in shares of beneficial interest outstanding	(12,135)	(13,881)

Class I1
Shares Sold	29,306	63,028
Shares Reinvested	1,858	3,051
Shares Redeemed	(65,609)	(151,789)
Net decrease in shares of beneficial interest outstanding	(34,445)	(85,710)

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
FROM OPERATIONS
Net investment income	$39,346,288	$30,535,337
Net realized gain (loss) from security transactions	(18,311,214)	19,209,762
Distributions of capital gains from underlying investment companies	569,383	111,033
Net change in unrealized appreciation of investments	18,501,465	11,087,130
Net increase in net assets resulting from operations	40,105,922	60,943,262

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(1,677,916)	(1,674,478)
Class C	(2,724,965)	(2,366,937)
Investor Class	(1,870,051)	(1,794,668)
Instl Class	(34,094,518)	(25,407,516)
Class Y	—	(343)
Net decrease in net assets resulting from distributions to shareholders	(40,367,450)	(31,243,942)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	24,885,382	23,025,010
Class C	53,874,345	44,792,258
Investor Class	42,163,329	27,874,071
Instl Class	789,397,855	447,302,230
Net asset value of shares issued in reinvestment of distributions:
Class A	1,508,939	1,499,105
Class C	2,556,472	2,238,777
Investor Class	1,799,456	1,732,632
Instl Class	32,845,292	24,548,167
Class Y	—	343
Payments for shares redeemed:
Class A	(20,970,318)	(37,020,077)
Class C	(44,159,368)	(49,130,582)
Investor Class	(34,242,482)	(49,096,339)
Instl Class	(494,950,349)	(305,297,987)
Class Y	—	(16,108)
Net increase in net assets resulting from shares of beneficial interest	354,708,553	132,451,500

TOTAL INCREASE IN NET ASSETS	354,447,025	162,150,820

NET ASSETS
Beginning of Year	1,281,073,532	1,118,922,712
End of Year	$1,635,520,557	$1,281,073,532

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
SHARE ACTIVITY
Class A:
Shares Sold	1,166,275	1,101,207
Shares Reinvested	70,272	71,461
Shares Redeemed	(979,499)	(1,770,708)
Net increase (decrease) in shares of beneficial interest outstanding	257,048	(598,040)

Class C:
Shares Sold	2,514,727	2,120,611
Shares Reinvested	119,262	106,974
Shares Redeemed	(2,072,145)	(2,338,437)
Net increase (decrease) in shares of beneficial interest outstanding	561,844	(110,852)

Investor Class:
Shares Sold	1,960,885	1,322,905
Shares Reinvested	83,677	82,501
Shares Redeemed	(1,601,407)	(2,338,283)
Net increase (decrease) in shares of beneficial interest outstanding	443,155	(932,877)

Instl Class:
Shares Sold	37,155,429	21,318,597
Shares Reinvested	1,538,285	1,173,213
Shares Redeemed	(23,373,570)	(14,632,801)
Net increase in shares of beneficial interest outstanding	15,320,144	7,859,009

Class Y:
Shares Reinvested	—	16
Shares Redeemed	—	(754)
Net decrease in shares of beneficial interest outstanding	—	(738)

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2020	2019 *
FROM OPERATIONS
Net investment income	$4,218,282	$1,561,451
Net realized gain (loss) from security transactions	(7,048,857)	153,616
Distributions of capital gains from underlying investment companies	123,253	—
Net change in appreciation of investments	4,126,362	4,020,566
Net increase in net assets resulting from operations	1,419,040	5,735,633

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(53,954)	(10,599)
Class C	(4,659)	—
Investor Class	(13,979)	(1,728)
Instl Class	(4,401,492)	(1,466,322)
Special Shares	(8,537)	(3,457)
Net decrease in net assets resulting from distributions to shareholders	(4,482,621)	(1,482,106)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,473,976	1,584,138
Class C	390,000	1,027
Investor Class	2,354,209	243,475
Instl Class	163,176,803	128,080,819
Special Shares	106,380	380,908
Net asset value of shares issued in reinvestment of distributions:
Class A	53,954	10,599
Class C	4,659	—
Investor Class	13,790	1,657
Instl Class	4,317,634	1,456,145
Special Shares	6,406	1,802
Payments for shares redeemed:
Class A	(428,901)	(29)
Class C	—	(1,001)
Investor Class	(18,413)	(156,317)
Instl Class	(88,002,351)	(13,653,906)
Special Shares	(152,297)	(6,504)
Net increase in net assets resulting from shares of beneficial interest	83,295,849	117,942,813

TOTAL INCREASE IN NET ASSETS	80,232,268	122,196,340

NET ASSETS
Beginning of Year	122,196,340	—
End of Year	$202,428,608	$122,196,340

*	Sierra Tactical Municipal Fund commenced operations on December 27, 2018.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	September 30,	September 30,
	2020	2019 *
SHARE ACTIVITY
Class A:
Shares Sold	55,865	60,736
Shares Reinvested	2,062	402
Shares Redeemed	(16,507)	(1)
Net increase in shares of beneficial interest outstanding	41,420	61,137

Class C:
Shares Sold	14,795	39
Shares Reinvested	177	—
Shares Redeemed	—	(38)
Net increase in shares of beneficial interest outstanding	14,972	1

Investor Class:
Shares Sold	91,740	9,415
Shares Reinvested	531	64
Shares Redeemed	(706)	(5,918)
Net increase in shares of beneficial interest outstanding	91,565	3,561

Instl Class:
Shares Sold	6,307,142	5,029,431
Shares Reinvested	165,722	55,978
Shares Redeemed	(3,425,869)	(526,497)
Net increase in shares of beneficial interest outstanding	3,046,995	4,558,912

Special Shares:
Shares Sold	4,071	14,660
Shares Reinvested	244	69
Shares Redeemed	(5,679)	(250)
Net increase (decrease) in shares of beneficial interest outstanding	(1,364)	14,479

*	Sierra Tactical Municipal Fund commenced operations on December 27, 2018.

See accompanying notes to financial statements.

SIERRA TACTICAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30, 2020 *
FROM OPERATIONS
Net investment income	$17,454,320
Net realized gain from security transactions	57,408,295
Net change in depreciation of investments	(2,090,300)
Net increase in net assets resulting from operations	72,772,315

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(24,781)
Class C	(15,733)
Investor Class	(144,664)
Instl Class	(17,284,232)
Net decrease in net assets resulting from distributions to shareholders	(17,469,410)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	5,265,859
Class C	2,804,405
Investor Class	13,198,179
Instl Class	1,170,824,430
Net asset value of shares issued in reinvestment of distributions:
Class A	24,599
Class C	15,732
Investor Class	132,960
Instl Class	17,013,328
Payments for shares redeemed:
Class A	(544,052)
Class C	(332,185)
Investor Class	(2,054,538)
Instl Class	(214,939,357)
Net increase in net assets resulting from shares of beneficial interest	991,409,360

TOTAL INCREASE IN NET ASSETS	1,046,712,265

NET ASSETS
Beginning of Period	—
End of Period	$1,046,712,265

*	Sierra Tactical Bond Fund commenced operations on October 1, 2019.

See accompanying notes to financial statements.

SIERRA TACTICAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (Continued)

Period Ended
September 30, 2020 *
SHARE ACTIVITY
Class A:
Shares Sold	188,404
Shares Reinvested	891
Shares Redeemed	(19,691)
Net increase in shares of beneficial interest outstanding	169,604

Class C:
Shares Sold	102,128
Shares Reinvested	572
Shares Redeemed	(12,186)
Net increase in shares of beneficial interest outstanding	90,514

Investor Class:
Shares Sold	486,208
Shares Reinvested	4,898
Shares Redeemed	(74,701)
Net increase in shares of beneficial interest outstanding	416,405

Instl Class:
Shares Sold	44,205,890
Shares Reinvested	632,072
Shares Redeemed	(7,932,767)
Net increase in shares of beneficial interest outstanding	36,905,195

*	Sierra Tactical Bond Fund commenced operations on October 1, 2019.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
Class A Shares	2020		2019	2018	2017		2016
Net asset value, beginning of year	$23.11		$22.95	$23.41	$23.13		$22.36
Activity from investment operations:
Net investment income (1)	0.34		0.42	0.59	0.51		0.48
Net realized and unrealized gain (loss) on investments	0.22		0.16	(0.44)	0.30		0.78
Total from investment operations	0.56		0.58	0.15	0.81		1.26
Less distributions from:
Net investment income	(0.35)		(0.42)	(0.61)	(0.53)		(0.49)
Net realized gains	(0.04)		—	—	—		—
Return of capital	(0.00	) (7)	—	—	—		—
Total distributions	(0.39)		(0.42)	(0.61)	(0.53)		(0.49)
Net asset value, end of year	$23.28		$23.11	$22.95	$23.41		$23.13
Total return (2)	2.41%		2.59%	0.65%	3.57%		5.72%
Net assets, at end of year (000s)	$31,880		$34,599	$36,946	$42,144		$53,733
Ratio of gross expenses to average net assets (3)	1.70%		1.74%	1.73%	1.70	% (6)	1.75%
Ratio of net expenses to average net assets (3)	1.70%		1.74%	1.73%	1.72	% (5)	1.75%
Ratio of net investment income to average net assets (3)(4)	1.48%		1.83%	2.52%	2.29%		2.13%
Portfolio Turnover Rate	310%		320%	153%	156%		153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges, and assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursed fees from the prior period.

(6)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

(7)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
Class C Shares	2020		2019	2018	2017		2016
Net asset value, beginning of year	$23.30		$23.13	$23.59	$23.30		$22.52
Activity from investment operations:
Net investment income (1)	0.17		0.25	0.42	0.34		0.31
Net realized and unrealized gain (loss) on investments	0.21		0.17	(0.44)	0.30		0.79
Total from investment operations	0.38		0.42	(0.02)	0.64		1.10
Less distributions from:
Net investment income	(0.20)		(0.25)	(0.44)	(0.35)		(0.32)
Net realized gains	(0.04)		—	—	—		—
Return of capital	(0.00	) (7)	—	—	—		—
Total distributions	(0.24)		(0.25)	(0.44)	(0.35)		(0.32)
Net asset value, end of year	$23.44		$23.30	$23.13	$23.59		$23.30
Total return (2)	1.66%		1.83%	(0.11)%	2.81%		4.93%
Net assets, at end of year (000s)	$48,432		$52,649	$61,939	$67,075		$80,103
Ratio of gross expenses to average net assets (3)	2.45%		2.49%	2.48%	2.45	% (6)	2.50%
Ratio of net expenses to average net assets (3)	2.45%		2.49%	2.48%	2.47	% (5)	2.50%
Ratio of net investment income to average net assets (3)(4)	0.74%		1.07%	1.77%	1.54%		1.37%
Portfolio Turnover Rate	310%		320%	153%	156%		153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursed fees from the prior period.

(6)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

(7)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
Investor Class	2020		2019	2018	2017		2016
Net asset value, beginning of year	$23.08		$22.91	$23.38	$23.09		$22.32
Activity from investment operations:
Net investment income (1)	0.33		0.41	0.57	0.51		0.47
Net realized and unrealized gain (loss) on investments	0.20		0.18	(0.43)	0.31		0.79
Total from investment operations	0.53		0.59	0.14	0.82		1.26
Less distributions from:
Net investment income	(0.35)		(0.42)	(0.61)	(0.53)		(0.49)
Net realized gains	(0.04)		—	—	—		—
Return of capital	(0.00	) (7)	—	—	—		—
Total distributions	(0.39)		(0.42)	(0.61)	(0.53)		(0.49)
Net asset value, end of year	$23.22		$23.08	$22.91	$23.38		$23.09
Total return (2)	2.33%		2.63%	0.60%	3.62%		5.71%
Net assets, at end of year (000s)	$16,479		$15,425	$19,760	$27,778		$37,452
Ratio of gross expenses to average net assets (3)	1.70%		1.74%	1.73%	1.69	% (6)	1.75%
Ratio of net expenses to average net assets (3)	1.70%		1.74%	1.73%	1.72	% (5)	1.75%
Ratio of net investment income to average net assets (3)(4)	1.44%		1.83%	2.46%	2.28%		2.11%
Portfolio Turnover Rate	310%		320%	153%	156%		153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursed fees from the prior period.

(6)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

(7)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
Instl Class	2020		2019	2018	2017		2016
Net asset value, beginning of year	$22.91		$22.75	$23.22	$22.95		$22.19
Activity from investment operations:
Net investment income (1)	0.38		0.47	0.64	0.55		0.54
Net realized and unrealized gain (loss) on investments	0.24		0.17	(0.44)	0.31		0.77
Total from investment operations	0.62		0.64	0.20	0.86		1.31
Less distributions from:
Net investment income	(0.41)		(0.48)	(0.67)	(0.59)		(0.55)
Net realized gains	(0.04)		—	—	—		—
Return of capital	(0.00	) (8)	—	—	—		—
Total distributions	(0.45)		(0.48)	(0.67)	(0.59)		(0.55)
Net asset value, end of year	$23.08		$22.91	$22.75	$23.22		$22.95
Total return (2)	2.73%		2.87%	0.86%	3.82%		5.99%
Net assets, at end of year (000s)	$595,260		$486,871	$442,358	$350,668		$279,566
Ratio of gross expenses to average net assets (3)(4)	1.45%		1.49%	1.48%	1.45	% (7)	1.50%
Ratio of net expenses to average net assets (4)	1.45%		1.49%	1.48%	1.50	% (6)	1.50%
Ratio of net investment income to average net assets (4)(5)	1.67%		2.08%	2.77%	2.49%		2.41%
Portfolio Turnover Rate	310%		320%	153%	156%		153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursed fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

(8)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
Class A1 Shares	2020		2019	2018	2017		2016
Net asset value, beginning of year	$23.35		$23.18	$23.65	$23.35		$22.58
Activity from investment operations:
Net investment income (1)	0.31		0.38	0.56	0.48		0.46
Net realized and unrealized gain (loss) on investments	0.21		0.18	(0.45)	0.31		0.77
Total from investment operations	0.52		0.56	0.11	0.79		1.23
Less distributions from:
Net investment income	(0.31)		(0.39)	(0.58)	(0.49)		(0.46)
Net realized gains	(0.04)		—	—	—		—
Return of capital	(0.00	) (8)	—	—	—		—
Total distributions	(0.35)		(0.39)	(0.58)	(0.49)		(0.46)
Net asset value, end of year	$23.52		$23.35	$23.18	$23.65		$23.35
Total return (2)	2.26%		2.45%	0.47%	3.47%		5.53%
Net assets, at end of year (000s)	$3,246		$3,506	$3,802	$3,118		$3,255
Ratio of gross expenses to average net assets (3)(4)	1.85%		1.89%	1.88%	1.85	% (7)	1.90%
Ratio of net expenses to average net assets (4)	1.85%		1.89%	1.88%	1.87	% (6)	1.90%
Ratio of net investment income to average net assets (4)(5)	1.36%		1.67%	2.38%	2.14%		2.01%
Portfolio Turnover Rate	310%		320%	153%	156%		153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges (Class A1) and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

(8)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
Class I1 Shares	2020		2019	2018	2017		2016
Net asset value, beginning of year	$23.26		$23.08	$23.54	$23.25		$22.47
Activity from investment operations:
Net investment income (1)	0.31		0.38	0.52	0.48		0.44
Net realized and unrealized gain (loss) on investments	0.21		0.19	(0.41)	0.30		0.79
Total from investment operations	0.52		0.57	0.11	0.78		1.23
Less distributions from:
Net investment income	(0.31)		(0.39)	(0.57)	(0.49)		(0.45)
Net realized gains	(0.04)		—	—	—		—
Return of capital	(0.00	) (8)	—	—	—		—
Total distributions	(0.35)		(0.39)	(0.57)	(0.49)		(0.45)
Net asset value, end of year	$23.43		$23.26	$23.08	$23.54		$23.25
Total return (2)	2.27%		2.50%	0.45%	3.43%		5.56%
Net assets, at end of year (000s)	$3,172		$3,950	$5,899	$11,205		$15,022
Ratio of gross expenses to average net assets (3)(4)	1.85%		1.89%	1.88%	1.85	% (7)	1.90%
Ratio of net expenses to average net assets (4)	1.85%		1.89%	1.88%	1.86	% (6)	1.90%
Ratio of net investment income to average net assets (4)(5)	1.32%		1.68%	2.20%	2.12%		1.95%
Portfolio Turnover Rate	310%		320%	153%	156%		153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

(8)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
Class A Shares	2020		2019	2018	2017		2016
Net asset value, beginning of year	$21.51		$20.96	$21.44	$21.33		$20.45
Activity from investment operations:
Net investment income (1)	0.53		0.51	0.62	0.61		0.55
Net realized and unrealized gain (loss) on investments	0.00	(7)	0.56	(0.51)	0.09		0.90
Total from investment operations	0.53		1.07	0.11	0.70		1.45
Less distributions from:
Net investment income	(0.54)		(0.52)	(0.59)	(0.59)		(0.57)
Net realized gains	(0.00	) (7)	—	—	—		—
Total distributions	(0.54)		(0.52)	(0.59)	(0.59)		(0.57)
Net asset value, end of year	$21.50		$21.51	$20.96	$21.44		$21.33
Total return (2)	2.48%		5.21%	0.53%	3.34%		7.21%
Net assets, at end of year (000s)	$69,753		$64,244	$75,143	$72,996		$55,681
Ratio of gross expenses to average net assets (3)(4)	1.36%		1.36%	1.35%	1.34%		1.45%
Ratio of net expenses to average net assets (4)	1.35%		1.35%	1.35%	1.34	% (6)	1.30%
Ratio of net investment income to average net assets (4)(5)	2.47%		2.45%	2.91%	2.87%		2.65%
Portfolio Turnover Rate	294%		221%	131%	119%		115%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	This ratio has been restated by 0.01% from what was presented in prior financials.

(7)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
Class C Shares	2020		2019	2018	2017		2016
Net asset value, beginning of year	$21.45		$20.91	$21.39	$21.29		$20.41
Activity from investment operations:
Net investment income (1)	0.40		0.39	0.49	0.48		0.43
Net realized and unrealized gain (loss) on investments	0.00	(7)	0.55	(0.50)	0.09		0.90
Total from investment operations	0.40		0.94	(0.01)	0.57		1.33
Less distributions from:
Net investment income	(0.41)		(0.40)	(0.47)	(0.47)		(0.45)
Net realized gains	(0.00	) (7)	—	—	—		—
Total distributions	(0.41)		(0.40)	(0.47)	(0.47)		(0.45)
Net asset value, end of year	$21.44		$21.45	$20.91	$21.39		$21.29
Total return (2)	1.90%		4.56%	(0.06)%	2.71%		6.61%
Net assets, at end of year (000s)	$142,722		$130,746	$129,749	$115,067		$74,969
Ratio of gross expenses to average net assets (3)(4)	1.96%		1.96%	1.96%	1.94%		2.05%
Ratio of net expenses to average net assets (4)	1.95%		1.95%	1.95%	1.94	% (6)	1.90%
Ratio of net investment income to average net assets (4)(5)	1.87%		1.84%	2.34%	2.28%		2.06%
Portfolio Turnover Rate	294%		221%	131%	119%		115%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	This ratio has been restated by 0.01% from what was presented in prior financials.

(7)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
Investor Class	2020		2019	2018	2017	2016
Net asset value, beginning of year	$21.54		$20.99	$21.47	$21.36	$20.48
Activity from investment operations:
Net investment income (1)	0.53		0.51	0.63	0.61	0.57
Net realized and unrealized gain (loss) on investments	0.01		0.56	(0.52)	0.09	0.88
Total from investment operations	0.54		1.07	0.11	0.70	1.45
Less distributions from:
Net investment income	(0.54)		(0.52)	(0.59)	(0.59)	(0.57)
Net realized gains	(0.00	) (6)	—	—	—	—
Total distributions	(0.54)		(0.52)	(0.59)	(0.59)	(0.57)
Net asset value, end of year	$21.54		$21.54	$20.99	$21.47	$21.36
Total return (2)	2.53%		5.19%	0.52%	3.33%	7.21%
Net assets, at end of year (000s)	$77,540		$68,005	$85,844	$104,978	$86,735
Ratio of gross expenses to average net assets (3)(4)	1.36%		1.36%	1.35%	1.35%	1.45%
Ratio of net expenses to average net assets (4)	1.35%		1.35%	1.35%	1.35%	1.30%
Ratio of net investment income to average net assets (4)(5)	2.48%		2.44%	2.95%	2.88%	2.72%
Portfolio Turnover Rate	294%		221%	131%	119%	115%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
Instl Class	2020		2019	2018	2017		2016
Net asset value, beginning of year	$21.41		$20.87	$21.35	$21.25		$20.39
Activity from investment operations:
Net investment income (1)	0.60		0.59	0.70	0.69		0.61
Net realized and unrealized gain (loss) on investments	0.01		0.56	(0.50)	0.08		0.90
Total from investment operations	0.61		1.15	0.20	0.77		1.51
Less distributions from:
Net investment income	(0.62)		(0.61)	(0.68)	(0.67)		(0.65)
Net realized gains	(0.00	) (8)	—	—	—		—
Total distributions	(0.62)		(0.61)	(0.68)	(0.67)		(0.65)
Net asset value, end of year	$21.40		$21.41	$20.87	$21.35		$21.25
Total return (2)	2.90%		5.61%	0.94%	3.70%		7.55%
Net assets, at end of year (000s)	$1,345,504		$1,018,078	$828,171	$552,839		$301,946
Ratio of gross expenses to average net assets (3)(4)	0.96%		0.96%	0.96%	0.94	% (7)	1.05%
Ratio of net expenses to average net assets (4)	0.96%		0.96%	0.96%	0.97	% (6)	1.00%
Ratio of net investment income to average net assets (4)(5)	2.82%		2.83%	3.33%	3.26%		2.92%
Portfolio Turnover Rate	294%		221%	131%	119%		115%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

(8)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
	September 30,	September 30,
Class A Shares	2020	2019 (1)
Net asset value, beginning of period	$26.42	$25.00
Activity from investment operations:
Net investment income (2)	0.58	0.48
Net realized and unrealized gain (loss) on investments	(0.45)	1.31
Total from investment operations	0.13	1.79
Less distributions from:
Net investment income	(0.59)	(0.37)
Net realized gains	(0.03)	—
Total distributions	(0.62)	(0.37)
Net asset value, end of period	$25.93	$26.42
Total return (3)	0.46%	7.20	% (8)
Net assets, at end of period (000s)	$2,659	$1,616
Ratio of gross expenses to average net assets (4)(5)(7)	1.35%	1.47%
Ratio of net expenses to average net assets (5)(7)	1.23%	1.23%
Ratio of net investment income to average net assets (5)(6)(7)	2.23%	2.42%
Portfolio Turnover Rate	186%	26	% (8)

(1)	The Sierra Tactical Municipal Fund Class A shares commenced operations on December 27, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
	September 30,	September 30,
Class C Shares	2020	2019 (1)
Net asset value, beginning of period	$26.33	$26.44
Activity from investment operations:
Net investment income (2)	0.35	0.02
Net realized and unrealized loss on investments	(0.39)	(0.13)
Total from investment operations	(0.04)	(0.11)
Less distributions from:
Net investment income	(0.46)	—
Net realized gains	(0.03)	—
Total distributions	(0.49)	—
Net asset value, end of period	$25.80	$26.33
Total return (3)	(0.21)%	(0.42	)% (9)
Net assets, at end of period (000s)	$386	$26	(7)
Ratio of gross expenses to average net assets (4)(5)(8)	2.10%	2.22%
Ratio of net expenses to average net assets (5)(8)	1.98%	1.98%
Ratio of net investment income to average net assets (5)(6)(8)	1.36%	1.37%
Portfolio Turnover Rate	186%	26	% (9)

(1)	The Sierra Tactical Municipal Fund Class C shares commenced operations on September 10, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Not truncated.

(8)	Annualized for periods less than one year.

(9)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
	September 30,	September 30,
Investor Class Shares	2020	2019 (1)
Net asset value, beginning of period	$26.33	$25.00
Activity from investment operations:
Net investment income (2)	0.48	0.42
Net realized and unrealized gain (loss) on investments	(0.40)	1.28
Total from investment operations	0.08	1.70
Less distributions from:
Net investment income	(0.46)	(0.37)
Net realized gains	(0.03)	—
Total distributions	(0.49)	(0.37)
Net asset value, end of period	$25.92	$26.33
Total return (3)	0.30%	6.85	% (8)
Net assets, at end of period (000s)	$2,465	$94
Ratio of gross expenses to average net assets (4)(5)(7)	1.50%	1.62%
Ratio of net expenses to average net assets (5)(7)	1.38%	1.38%
Ratio of net investment income to average net assets (5)(6)(7)	1.86%	2.17%
Portfolio Turnover Rate	186%	26	% (8)

(1)	The Sierra Tactical Municipal Fund Investor Class shares commenced operations on December 27, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
	September 30,	September 30,
Instl Class Shares	2020	2019 (1)
Net asset value, beginning of period	$26.35	$25.00
Activity from investment operations:
Net investment income (2)	0.64	0.49
Net realized and unrealized gain (loss) on investments	(0.45)	1.30
Total from investment operations	0.19	1.79
Less distributions from:
Net investment income	(0.66)	(0.44)
Net realized gains	(0.03)	—
Total distributions	(0.69)	(0.44)
Net asset value, end of period	$25.85	$26.35
Total return (3)	0.71%	7.20	% (8)
Net assets, at end of period (000s)	$196,579	$120,105
Ratio of gross expenses to average net assets (4)(5)(7)	1.10%	1.22%
Ratio of net expenses to average net assets (5)(7)	0.98%	0.98%
Ratio of net investment income to average net assets (5)(6)(7)	2.47%	2.52%
Portfolio Turnover Rate	186%	26	% (8)

(1)	The Sierra Tactical Municipal Fund Instl Class shares commenced operations on December 27, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
	September 30,	September 30,
Special Class Shares	2020	2019 (1)
Net asset value, beginning of period	$26.37	$25.00
Activity from investment operations:
Net investment income (2)	0.71	0.53
Net realized and unrealized gain (loss) on investments	(0.50)	1.29
Total from investment operations	0.21	1.82
Less distributions from:
Net investment income	(0.67)	(0.45)
Net realized gains	(0.03)	—
Total distributions	(0.70)	(0.45)
Net asset value, end of period	$25.88	$26.37
Total return (3)	0.81%	7.33	% (8)
Net assets, at end of period (000s)	$339	$382
Ratio of gross expenses to average net assets (4)(5)(7)	1.04%	1.16%
Ratio of net expenses to average net assets (5)(7)	0.92%	0.92%
Ratio of net investment income to average net assets (5)(6)(7)	2.73%	2.68%
Portfolio Turnover Rate	186%	26	%(8)

(1)	The Sierra Tactical Municipal Fund Special shares commenced operations on December 27, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL BOND FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Period Ended September 30, 2020 (1)	Class A	Class C	Investor Class	Instl Class
Net asset value, beginning of period	$25.00	$25.00	$25.00	$25.00
Activity from investment operations:
Net investment income (2)	0.76	0.53	0.75	0.83
Net realized and unrealized gain on investments	2.82	2.92	2.79	2.81
Total from investment operations	3.58	3.45	3.54	3.64
Less distributions from:
Net investment income	(0.75)	(0.64)	(0.70)	(0.79)
Total distributions	(0.75)	(0.64)	(0.70)	(0.79)
Net asset value, end of period	$27.83	$27.81	$27.84	$27.85
Total return (3)(8)	14.50%	13.97%	14.36%	14.78%
Net assets, at the end of period (000s)	$4,721	$2,517	$11,594	$1,027,880
Ratio of gross expenses to average net assets (4)(5)(7)	1.49%	2.24%	1.64%	1.24%
Ratio of net expenses to average net assets (5)(7)	1.49%	2.24%	1.64%	1.24%
Ratio of net investment income to average net assets (5)(6)(7)	2.72%	1.91%	2.74%	3.05%
Portfolio Turnover Rate (8)	956%	956%	956%	956%

(1)	The Sierra Tactical Bond Fund Class A, Class C, Investor Class and Instl Class shares commenced operations on October 1, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Not annualized.

See accompanying notes to financial statements.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1.	ORGANIZATION

The Sierra Tactical All Asset Fund (“STAAF”), Sierra Tactical Core Income Fund (“STCIF”), Sierra Tactical Municipal Fund (“STMF”), and Sierra Tactical Bond Fund (“STBF”) (each a “Fund” and collectively the “Funds”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. STAAF’s two investment objectives are to provide long-term total return (the combination of yield and net price gains from underlying funds) and to limit volatility and downside risk. STCIF’s two investment objectives are to provide total return (with income contributing a significant part) and to limit volatility and downside risk. STMF’s investment objective is to seek total return, including tax-free income from the dividends of underlying municipal bond funds, while seeking to limit downside risk. STBF seeks total return. The Funds pursue their investment objectives by investing in a broadly diversified portfolio consisting of open-end and/or closed-end investment companies, including mutual funds and exchange-traded funds (“ETFs”).

The Funds currently each offer Class A, Class C, Investor Class, and Instl Class with STAAF also offering Class A1 and Class I1, and STMF also offering Special Shares. Class C, Investor Class, Instl Class, Special Shares and Class I1 shares are offered at net asset value. The Trust suspended the sale of Class Y shares for STAAF. Effective July 26, 2019, the Trust suspended the sale of Class Y shares and existing Class Y shares have been converted into Instl Class shares for STCIF. Class A and Class A1 shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their sales charge structures, minimum investment amounts and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. A Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii)   adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, this committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2020 for the Funds’ assets measured at fair value:

Sierra Tactical All Asset Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$30,010,852	$—	$—	$30,010,852
Mutual Funds	612,476,984	—	—	612,476,984
Short-Term Investment	70,142,105	—	—	70,142,105
Total	$712,629,941	$—	$—	$712,629,941

Sierra Tactical Core Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$65,074,672	$—	$—	$65,074,672
Mutual Funds	1,408,468,175	—	—	1,408,468,175
Short-Term Investment	160,773,430	—	—	160,773,430
Total	$1,634,316,277	$—	$—	$1,634,316,277

Sierra Tactical Municipal Fund

Assets*	Level 1	Level 2	Level 3	Total
Mutual Funds	$202,112,236	$—	$—	$202,112,236
Short-Term Investments	148,723	—	—	148,723
Total	$202,260,959	$—	$—	$202,260,959

Sierra Tactical Bond Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$370,297,250	$—	$—	$370,297,250
Mutual Funds	126,861,857	—	—	126,861,857
Short-Term Investment	891,730,695	—	—	891,730,695
Total	$1,388,889,802	$—	$—	$1,388,889,802

The Funds did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for classification.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly for STCIF, STMF and STBF and quarterly for STAAF. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 to September 30, 2019, or expected to be taken in the Funds’ September 30, 2020 tax returns. The Funds have identified their major tax jurisdictions as U.S. federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

3.	INVESTMENT TRANSACTIONS

For the year or period ended September 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

FUND	PURCHASES	SALES
STAAF	$1,856,187,794	1,718,055,226
STCIF	$4,307,186,674	3,878,376,610
STMF	$369,956,728	283,503,206
STBF	$5,404,366,195	4,962,509,213

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Wright Fund Management, LLC serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate indicated below of each Fund’s average daily net assets. For the year or period ended September 30, 2020, each Fund incurred the following in advisory fees:

		TOTAL
FUND	ANNUAL RATE	ADVISORY FEE
STAAF	1.25%	$7,587,897
STCIF	0.75%	$10,949,111
STMF	0.75%	$1,284,466
STBF	1.05%	$5,963,889

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Pursuant to a written contract (the “Expense Limitation Agreement”), the Adviser has agreed, at least until January 31, 2021 for STCIF, STAAF, STMF and STBF, to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), taxes or extraordinary expenses, such as litigation expenses) do not exceed the following amounts per annum of the average daily net assets of each class of shares:

			Investor
	Class A	Class C	Class	Instl Class	Class A1	Class I1	Special Shares
STAAF	1.75%	2.50%	1.75%	1.50%	1.90%	1.90%	N/A
STCIF	1.35%	1.95%	1.35%	1.00%	N/A	N/A	N/A
STMF	1.23%	1.98%	1.38%	0.98%	N/A	N/A	0.92%
STBF	1.54%	2.29%	1.69%	1.29%	N/A	N/A	N/A

These amounts will herein be referred to as the “expense limitations.”

If the Adviser waives any fees or reimburses any expenses pursuant to the Expense Limitation Agreement, and a Fund’s operating expenses are subsequently lower than its respective expense limitation, the Adviser shall be entitled to reimbursement by the respective Fund provided that such reimbursement does not cause that Fund’s operating expenses to exceed its respective expense limitation. If either Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Fund shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year or period ended September 30, 2020, the Adviser waived $0 with respect to STAAF and STBF, and $11,999 and $197,596 to STCIF and STMF, respectively, under each Fund’s Expense Limitation Agreement.

The following amounts are subject to recapture by the Adviser by the following dates:

	9/30/2021	9/30/2022	9/30/2023
STCIF	$15,817	$20,338	$11,999
STMF	$—	$145,234	$197,596

Distributor – The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plan” or “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at annual rates of 0.25%, 0.25%, 1.00%, 0.40% and 0.40% of the average daily net assets attributable to Class A, Investor Class, Class C, Class A1 and Class I1 shares, respectively for STAAF, 0.40%, 0.40% and 1.00% of the average daily net assets attributable to Class A, Investor and C shares, respectively for STCIF, 0.25%,

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

1.00% and 0.40% for Class A, Class C and Investor shares, respectively for STMF, and 0.25%, 1.00% and 0.40% of the average daily net assets attributable to Class A, Class C and Investor Class shares, respectively for STBF, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. On sales of STAAF’s Class A and Class A1 shares, respectively, for the year ended September 30, 2020 the Distributor received $101,400 and $12,068 from front-end sales charges of which $6,940 and $639 was retained by the principal underwriter or other affiliated broker-dealers. On sales of STCIF’s Class A shares for the year ended September 30, 2020, the Distributor received $647,670 from front-end sales charge of which $33,737 was retained by the principal underwriter or other affiliated broker -dealers. On sales of STMF’s Class A shares for the year ended September 30, 2020, the Distributor received $45,325 from front-end sales charge of which $3,580 was retained by the principal underwriter or other affiliated broker-dealers. On the sales of STBF’s Class A shares for the period ended September 30, 2020, the Distributor received $149,176 from front-end sales charge of which $9,466 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended September 30, 2020 and September 30, 2019 was as follows:

For the Fiscal Year Ended September 30, 2020:
	Ordinary	Long-Term	Return	Tax Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Sierra Tactical All Asset Fund	$9,072,982	$—	$98,037	$2,049,538	$11,220,557
Sierra Tactical Core Income Fund	35,499,473	—	—	4,867,977	40,367,450
Sierra Tactical Municipal Fund	552,618	—	—	3,930,003	4,482,621
Sierra Tactical Bond Fund	17,469,410	—	—	—	17,469,410

For the Fiscal Year Ended September 30, 2019:
	Ordinary	Long-Term	Return	Tax Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Sierra Tactical All Asset Fund	$9,631,726	$—	$—	$1,784,261	$11,415,987
Sierra Tactical Core Income Fund	28,256,054	—	—	2,987,888	31,243,942
Sierra Tactical Municipal Fund	—	—	—	1,482,106	1,482,106
Sierra Tactical Bond Fund	—	—	—	—	—

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Sierra Tactical All Asset Fund	$—	$—	$(5,651,342)	$(328,451)	$—	17,301,379	$11,321,586
Sierra Tactical Core Income Fund	648,595	—	(15,316,462)	(1,536,156)	—	39,368,079	23,164,056
Sierra Tactical Municipal Fund	15,736	—	(6,924,635)	—	—	8,142,767	1,233,868
Sierra Tactical Bond Fund	57,443,233	—	—	—	—	(2,090,300)	55,352,933

The difference between the book basis and tax basis for unrealized appreciation and undistributed net realized gains from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Sierra Tactical All Asset Fund	$5,651,342
Sierra Tactical Core Income Fund	15,316,462
Sierra Tactical Municipal Fund	6,924,635
Sierra Tactical Bond Fund	—

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

At September 30, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Sierra Tactical All Asset Fund	$328,451	$—	$328,451	$—
Sierra Tactical Core Income Fund	1,536,156	—	1,536,156	—
Sierra Tactical Municipal Fund	—	—	—	—
Sierra Tactical Bond Fund	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and distribution reclasses, resulted in reclassifications for the Funds for the fiscal year ended September 30, 2020 as follows:

Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
Sierra Tactical All Asset Fund	$—	$—
Sierra Tactical Core Income Fund	—	—
Sierra Tactical Municipal Fund	—	—
Sierra Tactical Bond Fund	(50,028)	50,028

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2020, TD Ameritrade held approximately 58.3%, 30.4%, 57.9%, and 61.2% of the voting securities of STAAF, STCIF, STMF, and STBF, respectively. The Trust has no knowledge as to whether all or any portion of the shares owned of record by TD Ameritrade are also owned beneficially.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

STBF currently invests a portion of their assets in the Goldman Sachs Financial Square Government Fund - Institutional Class (“Goldman”). Goldman is registered under the 1940 Act as open- end management investment companies. STBF may redeem its investments in Goldman at any time if the Advisor determines that it is in the best interest of STBF, and their shareholders to do so. The performance of STBF will be directly affected by the performance of Goldman. The financial statements of Goldman, including its portfolios of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with STBF’s financial statements. As of September 30, 2020, the percentage of the Fund’s net assets invested in Goldman Sachs Financial Square Government Fund - Institutional Class was 85.2% in STBF.

STBF currently invests a portion of its assets in the iShares 20+ Year Treasury Bond ETF (“iShares”). iShares is registered under the 1940 Act as open-end management investment companies. STBF may redeem its investments in iShares at any time if the Advisor determines that it is in the best interest of STBF and its shareholders to do so. The performance of STBF will be directly affected by the performance of iShares. The financial statements of iShares, including its portfolios of investments, can

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with STBF financial statements. As of September 30, 2020, the percentage of the Fund’s net assets invested in iShares 20+ Year Treasury Bond ETF was 31.2%.

STMF currently invests a portion of its assets in the Nuveen High Yield Municipal Bond Fund – Class I (“Nuveen”). Nuveen is registered under the 1940 Act as open- end management investment companies. STBF may redeem its investments in Nuveen at any time if the Advisor determines that it is in the best interest of STMF and its shareholders to do so. The performance of STMF will be directly affected by the performance of Nuveen. The financial statements of Nuveen, including its portfolios of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with STMF financial statements. As of September 30, 2020, the percentage of the Fund’s net assets invested in Nuveen High Yield Municipal Bond Fund – Class I was 32.1%.

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Sierra Tactical All Asset Fund	$695,328,562	$18,309,488	$(1,008,109)	$17,301,379
Sierra Tactical Core Income Fund	1,594,948,198	43,919,780	(4,551,701)	39,368,079
Sierra Tactical Municipal Fund	194,118,192	8,166,991	(24,224)	8,142,767
Sierra Tactical Bond Fund	1,390,980,102	1,019,952	(3,110,252)	(2,090,300)

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Dividends: The Board declared the following monthly dividends:

Fund		Dividend Per Share	Record Date	Payable Date
Sierra Tactical Core Income Fund	Class A	0.0250	10/28/2020	10/29/2020
Sierra Tactical Core Income Fund	Class C	0.0152	10/28/2020	10/29/2020
Sierra Tactical Core Income Fund	Investor Class	0.0250	10/28/2020	10/29/2020
Sierra Tactical Core Income Fund	Institutional Class	0.0316	10/28/2020	10/29/2020

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Fund		Dividend Per Share	Record Date	Payable Date
Sierra Tactical Municipal Fund	Class A	0.0499	10/28/2020	10/29/2020
Sierra Tactical Municipal Fund	Class C	0.0352	10/28/2020	10/29/2020
Sierra Tactical Municipal Fund	Investor Class	0.0471	10/28/2020	10/29/2020
Sierra Tactical Municipal Fund	Institutional Class	0.0549	10/28/2020	10/29/2020
Sierra Tactical Municipal Fund	Special Class	0.0569	10/28/2020	10/29/2020

Fund		Dividend Per Share	Record Date	Payable Date
Sierra Tactical Bond Fund	Class A	0.0372	10/28/2020	10/29/2020
Sierra Tactical Bond Fund	Class C	0.0254	10/28/2020	10/29/2020
Sierra Tactical Bond Fund	Investor Class	0.0339	10/28/2020	10/29/2020
Sierra Tactical Bond Fund	Institutional Class	0.0421	10/28/2020	10/29/2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Sierra Tactical All Asset Fund, Sierra Tactical Core Income Fund,
Sierra Tactical Municipal Fund, and Sierra Tactical Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sierra Tactical All Asset Fund, Sierra Tactical Core Income Fund, Sierra Tactical Municipal Fund, and Sierra Tactical Bond Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of September 30, 2020, and the related statements of operations and changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, and the results of their operations, the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations and Changes in Net Assets and Financial Highlights Presented
Sierra Tactical All Asset Fund	The statement of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2020 and the financial highlights for each of the years in the five-year period ended September 30, 2020
Sierra Tactical Core Income Fund	The statement of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2020 and the financial highlights for each of the years in the five-year period ended September 30, 2020
Sierra Tactical Municipal Fund	The statement of operations for the year ended September 30, 2020, the statements of changes in net assets for the year ended September 30, 2020 and for the period December 27, 2018 (commencement of operations) through September 30, 2019
For Class A, Investor Class, Instl Class, and Special Class: The financial highlights for the year ended September 30, 2020 and for the period December 27, 2018 (commencement of operations) through September 30, 2019
For Class C: The financial highlights for the year ended September 30, 2020 and for the period September 10, 2019 (commencement of operations) through September 30, 2019
Sierra Tactical Bond Fund	The statements of operations and changes in net assets and the financial highlights for the period October 1, 2019 (commencement of operations) through September 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania
November 25, 2020

THE SIERRA FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2020

As a shareholder of the Sierra Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A and Class A1 shares and; (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Sierra Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Sierra Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) . Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expenses Paid	Expense Ratio
	Value	Account Value	During Period*	During Period**
Actual	4/1/2020	9/30/2020	4/1/2020 - 9/30/2020	4/1/2020 - 9/30/2020
Sierra Tactical All Asset Class A	$1,000.00	$1,043.93	$8.56	1.68%
Sierra Tactical All Asset Class C	1,000.00	1,038.40	12.35	2.42%
Sierra Tactical All Asset Investor Class	1,000.00	1,042.20	8.56	1.68%
Sierra Tactical All Asset Instl Class	1,000.00	1,043.70	7.30	1.43%
Sierra Tactical All Asset Class A1	1,000.00	1,041.70	9.32	1.83%
Sierra Tactical All Asset Class I1	1,000.00	1,041.90	9.32	1.83%
Sierra Tactical Core Income Class A	1,000.00	1,045.10	6.96	1.36%
Sierra Tactical Core Income Class C	1,000.00	1,042.30	9.99	1.96%
Sierra Tactical Core Income Investor Class	1,000.00	1,045.60	6.95	1.36%
Sierra Tactical Core Income Instl Class	1,000.00	1,047.50	4.96	0.97%
Sierra Tactical Municipal Fund Class A	1,000.00	1,049.20	6.30	1.23%
Sierra Tactical Municipal Fund Class C	1,000.00	1,044.80	10.12	1.98%
Sierra Tactical Municipal Fund Investor Class	1,000.00	1,048.30	7.07	1.38%
Sierra Tactical Municipal Fund Instl Class	1,000.00	1,050.30	5.02	0.98%
Sierra Tactical Municipal Fund Special Shares	1,000.00	1,050.70	4.72	0.92%
Sierra Tactical Bond Fund Class A	1,000.00	1,045.10	7.73	1.51%
Sierra Tactical Bond Fund Class C	1,000.00	1,041.30	11.39	2.23%
Sierra Tactical Bond Fund Investor Class	1,000.00	1,044.50	8.38	1.64%
Sierra Tactical Bond Fund Institutional Class	1,000.00	1,046.40	6.36	1.24%

THE SIERRA FUNDS
EXPENSE EXAMPLES (Unaudited)(Continued)
September 30, 2020

	Beginning Account	Ending	Expenses Paid	Expense Ratio
Hypothetical	Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/2020	9/30/2020	4/1/2020 - 9/30/2020	4/1/2020 - 9/30/2020
Sierra Tactical All Asset Class A	$1,000.00	$1,016.62	$8.45	1.68%
Sierra Tactical All Asset Class C	1,000.00	1,012.88	12.20	2.42%
Sierra Tactical All Asset Investor Class	1,000.00	1,016.62	8.45	1.68%
Sierra Tactical All Asset Instl Class	1,000.00	1,017.86	7.21	1.43%
Sierra Tactical All Asset Class A1	1,000.00	1,015.87	9.20	1.83%
Sierra Tactical All Asset Class I1	1,000.00	1,015.87	9.20	1.83%
Sierra Tactical Core Income Class A	1,000.00	1,018.19	6.87	1.36%
Sierra Tactical Core Income Class C	1,000.00	1,015.21	9.86	1.96%
Sierra Tactical Core Income Investor Class	1,000.00	1,018.21	6.85	1.36%
Sierra Tactical Core Income Instl Class	1,000.00	1,020.16	4.89	0.97%
Sierra Tactical Municipal Fund Class A	1,000.00	1,018.85	6.21	1.23%
Sierra Tactical Municipal Fund Class C	1,000.00	1,015.10	9.97	1.98%
Sierra Tactical Municipal Fund Investor Class	1,000.00	1,018.10	6.96	1.38%
Sierra Tactical Municipal Fund Institutional Class	1,000.00	1,020.10	4.95	0.98%
Sierra Tactical Municipal Fund Special Shares	1,000.00	1,020.40	4.65	0.92%
Sierra Tactical Bond Fund Class A	1,000.00	1,017.44	7.63	1.51%
Sierra Tactical Bond Fund Class C	1,000.00	1,013.84	11.23	2.23%
Sierra Tactical Bond Fund Investor Class	1,000.00	1,016.81	8.26	1.64%
Sierra Tactical Bond Fund Institutional Class	1,000.00	1,018.78	6.27	1.24%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

Wright Fund Management, LLC Adviser to Sierra Tactical All Asset Fund (“Sierra Tactical”), Sierra Tactical Municipal Fund (“Sierra Municipal”), Sierra Tactical Core Income Fund (“Sierra Tactical Core”), and Sierra Tactical Bond Fund (“Sierra Bond”)

In connection with the regular meeting held on September 23-25, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Wright Fund Management, LLC (“WFM” or Adviser”) and the Trust, with respect to the Sierra Tactical, Sierra Municipal, Sierra Tactical Core, and Sierra Bond Fund (collectively referred to as the “Funds”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser was founded in 1987 and was part of the Sierra Investment Management group of companies (the “Sierra Group”). The Trustees observed that the Sierra Group managed approximately $3.1 billion and focused on providing an investment strategy suitable for a variety of investor types. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Funds, taking into account their education and noting the investment team’s long history and diverse financial industry experience. The Trustees noted that the Adviser assessed current market trends by reviewing data produced by both private and government sources and analyzed the current economic environment and the relationship among different investment sectors. The Trustees observed that the Adviser used a custodian bank to execute mutual fund transactions and selected broker dealers on their ability to execute ETF trades and provide quality accurate executions at a reasonable cost. They noted that the Adviser used trailing stop-loss orders to mitigate the impact of sustained market declines. They further noted that the Adviser reported no material compliance or litigation issues since the Advisory Agreement was last renewed. The Trustees concluded that the Adviser was expected to continue providing a high level of quality service to the Funds and their respective shareholders.

Performance.

Sierra Tactical. The Trustees considered the Fund’s performance, noting that the Fund outperformed its benchmark and Morningstar category median for the one -year and since inception periods. They further noted that the Fund had underperformed both its peer group median and benchmark over the three-year and five -year periods. The Trustees acknowledged that the Adviser managed the Fund with a strict goal of reducing maximum draw-downs which was demonstrated

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2020

in the Fund’s high standard deviation. They noted that the Fund achieved top quartile Standard Deviation ratings for the one-year, three-year, five-year, and since inception periods. The Trustees reviewed the Fund’s maximum drawdown, noting that it since the Fund’s inception in 2007, the Fund experienced a maximum drawdown of 6.34%. They agreed that this was remarkable considering the amount of market volatility in 2020. They concluded that the Fund is accomplishing its objective and that the Adviser is implementing the strategy as expected

Sierra Municipal. The Trustees reviewed the Fund’s performance record, noting that it began operations in December 2018. They noted that the Fund outperformed its peer group median over the one-year and since inception periods but underperformed its Morningstar category median over the same periods. The Trustees acknowledged the Adviser’s explanation, noting that the Adviser attributed the underperformance to poorly timed sell signals. They noted that since the Fund’s inception the Fund achieved a rate of return of 4.3%. The Trustees further noted that the Adviser should be allowed to implement the Fund’s strategy over a longer period.

Sierra Tactical Core. The Trustees considered the Fund’s performance, noting that the Fund outperformed its peer group median over the one-year, three-year, five-year, and since inception periods. They further noted that Fund outperformed its Morningstar category median over the three-year, five-year, and since inceptions periods, and only slightly underperformed in one-year period. The Trustees acknowledged that both the Fund’s Standard Deviation and Sharpe ratio generally ranked in the 1st or 2nd quartile, which demonstrated sold risk adjusted returns. The Trustees acknowledged that the Adviser managed the Fund with an objective of providing total returns with lower volatility and agreed that the objective had been met.

Sierra Bond. The Trustees reviewed the Fund’s objective, noting that it sought to provide total return and to limit volatility and downside risk. They acknowledged that the Fund’s inception was October 3, 2019 and that the Fund had less than one-year of performance. The Trustees considered the Fund’s performance, acknowledging that it ranked 1st in its peer group and Morningstar category for rate of return. They noted that the Fund’s Standard Deviation ranked in the 3rd quartile but that the higher Standard Deviation correlated to a higher rate of return. The Trustees acknowledged the Fund’s short history of positive performance.

Fees and Expenses.

Sierra Tactical. The Trustees considered the advisory fee of 1.25%, noting that it was higher than its peer group median of 1.00% and higher than its Morningstar category median of 0.95%. The Trustees discussed the Fund’s net expense ratio of 1.48%, acknowledging that it was higher than its peer group median of 1.26%, and its Morningstar category median of 1.24%. The Trustees commented that the Fund’s advisory fee was lower than the advisory fee charged by the Adviser for managing the same strategy in separately managed accounts. They noted that the Adviser attributed the higher fees to the extensive quantitative and global macro top-down analysis and unique broad diversification of the Fund. The Trustees further noted the Adviser’s intention to renew the current expense caps for the Fund. After discussion, the Trustees concluded the advisory fee was not unreasonable in light of the strategy employed by the Adviser.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2020

Sierra Municipal. The Trustees noted that the Fund’s advisory fee of 0.75% was slightly higher than the peer group median of 0.70% and higher than the Morningstar category median of 0.35%. They further noted that the Fund’s net expense ratio of 0.98% was lower than the peer median of 1.09% and higher than the Morningstar category median of 0.49%. The Trustees discussed the Adviser’s explanation for the Fund’s higher fees, acknowledging that the Adviser attributed the higher fees and expenses to the costs to the tactical nature of the Fund. The Trustees noted the Adviser’s intention to renew the current expense caps for the Fund. The Trustees agreed that the Fund’s advisory fee was not unreasonable.

Sierra Tactical Core. The Trustees noted that the Fund’s advisory fee of 0.75% was lower than the peer group median of 1.00% but higher than the Morningstar category median of 0.60%. They further noted that the Fund’s net expense ratio of 0.94% was lower than the peer median of 1.35% but higher than the Morningstar category median of 0.75%. The Trustees discussed the Adviser’s explanation for the higher net expense ratio, acknowledging that the Morningstar category included large fund complexes that likely benefitted from economies of scale. The Trustees noted the adviser’s intention to renew the current expense caps for the Fund. The Trustees agreed that the Fund’s fees and expenses were not unreasonable.

Sierra Bond. The Trustees considered the advisory fee of 1.05%, noting that it was slightly higher than its peer group median of 1.00% and higher than its Morningstar category median of 0.60%. The Trustees discussed the Fund’s net expense ratio of 1.27%, acknowledging that it was lower than its peer group median of 1.29%, but higher than its Morningstar category median of 0.75%. The Trustees commented that the Fund’s advisory fee was lower than the advisory fee charged by the Adviser for managing the same strategy in separately managed accounts. The Trustees noted the Adviser’s intention to renew the current expense caps for the Fund. After discussion, the Trustees concluded the advisory fee was not unreasonable in light of the strategy employed by the Adviser.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser with respect to each Fund individually. The Trustees examined the Adviser’s responses and noted that the Adviser’s calculations demonstrated a degree of profitability that was not insignificant for each Fund. They noted that the Adviser’s profitability analysis excluded fees waived by affiliates for separately managed accounts that invested in the Funds. The Trustees further noted that when considering the amount of fees waived for the separately managed accounts, the profitability calculations for each Fund decreased. The Trustees reviewed the Adviser’s 15(c) response regarding the overall profitability of the Adviser and recognized that the Adviser was an efficiently managed enterprise with minimal overhead and expenses. They also considered the business and other risks assumed by the Adviser in managing each Fund, as well as Fund capacity constraints. After further discussion, the Trustees determined that the level of profitability for each Fund was not excessive.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to the Funds. They noted the Adviser implemented a 0.25% breakpoint for Sierra Tactical and, acknowledged the Adviser’s general concerns regarding capacity constraints. They further noted the Adviser’s explanation that the Funds were already receiving the benefits of economies of scale. With respect to the remaining Funds, the

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2020

Trustees agreed to continue to monitor each Fund’s asset levels and revisit the matter if the Funds continued to grow.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fees were not unreasonable and that renewal of each Advisory Agreement with WFM was in the best interests of the Funds and each Fund’s respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/20 – NLFT_v1

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer, Northern Lights Compliance Services, LLC (2007-2010), Manager and Senior Compliance Officer, Northern Lights Compliance Services, LLC, (2010 – 2019), Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2020).1	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2020, the Trust was comprised of 71 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-738-4363

9/30/20 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●     Social Security number and wire transfer instructions

●     account transactions and transaction history

●     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●      open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-738-4363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER
Wright Fund Management, LLC
3420 Ocean Park Blvd. Suite 3060
Santa Monica, CA 90405

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $ 61,000

2019 - $ 45,600

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020 – $ 8,800

2019 – $ 6,600

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $ 8,800

2019 - $ 6,600

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/ Treasurer

Date 12/08/20